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                                                                    EXHIBIT 99.1



     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, W. David Foster, Chief Executive Officer of Ablest Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                        /s/ W. David Foster
                                        ----------------------------------------
                                        W. David Foster, Chief Executive Officer




August 12, 2002